UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2005

                                 ROOMLINX, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Nevada                         000-26213                83-0401552
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



   401 Hackensack Avenue, 3rd Floor, Hackensack, New Jersey         07601
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (201) 525-1777
        --------------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      On November 1, 2005, RoomLinX, Inc. (the "Company") appointed Michael S. Wasik as its Chief Executive Officer, effective immediately. Former Chief Executive Officer Aaron Dobrinsky will remain an executive member of the Board of Directors where he will assist Mr. Wasik in the execution of the Company's business strategy.

      Mr. Wasik is the founder of SuiteSpeed, Inc. ("SuiteSpeed"), acquired by the Company in August 2005, and has served since August 2005 as an Executive Vice President of the Company, with responsibility for leading the Company's Wireless LAN Division. At the closing of the SuiteSpeed acquisition, Mr. Wasik entered into an employment agreement with the Company. The employment agreement provides for a two year term, base salary of $150,000 and stock options covering 1,000,00 shares of the Company's Common Stock. Pursuant to the SuiteSpeed transaction, the Company issued to Mr. Wasik 6,183,870 shares of its Common Stock to cancel certain indebtedness of SuiteSpeed to Mr. Wasik and issued to Mr. Wasik 19,049,695 shares of its Common Stock in exchange for his majority ownership interest in SuiteSpeed.

      Mr. Wasik served as the chief executive officer of SuiteSpeed, a wireless Internet provider within the hospitality market, since 2002. He is also the founder and chairman of the board of TRG, Inc., an IT consulting company, which he launched in 1997.

      Additionally, the registrant announced the resignation of Frank Elenio as the Company's Chief Financial Officer and member of the Board of Directors, effective immediately. There were no disagreements between Mr. Elenio and the Company, its principal officers or members of the Board of Directors. Mr. Elenio will serve as a consultant to the Company during his transition.

Item 7.01 Other Events

      On November 2, 2005, the registrant announced that it plans to relocate its executive headquarters to Denver Colorado.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

      The following exhibit has been filed with this Current Report on Form 8-K:

      Exhibit 99.1       Press Release dated November 2, 2005



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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ROOMLINX, INC.




                               By: /s/ Michael Wasik
                                   ------------------------------------
                                   Name:   Michael Wasik
                                   Title:  Chief Executive Officer



Dated:  November 3, 2005

























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

                                  EXHIBIT INDEX



      The following exhibit has been filed with this Current Report on Form 8-K:

      Exhibit 99.1      Press Release dated November 2, 2005




































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